Exhibit 10.1
SECOND AMENDMENT
TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of April 19, 2022 (the “Second Amendment Effective Date”), is entered into among W.P. CAREY INC. (the “Company” or the “Parent Borrower”), each of the Lenders party hereto, each of the L/C Issuers party hereto, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement described below.
RECITALS
WHEREAS, the Company, the Designated Borrowers from time to time party thereto, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, Bank of America, N.A., JPMorgan Chase Bank, N.A. and Wells Fargo Bank, N.A., as L/C Issuers and Bank of America, N.A., as Swing Line Lender have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of February 20, 2020 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”);
WHEREAS, the Parent Borrower has elected to increase the Facilities pursuant to the provisions of Section 2.16 of the Credit Agreement by (i) increasing the Term Facility from £150,000,000 to £270,000,000 (the “Term Facility Increase”) and (ii) increasing the Delayed Draw Term Facility from €96,500,000 to €215,000,000 (the “Delayed Draw Term Facility Increase”), and each of the Lenders set forth on Annex I hereto have agreed to increase its Term Commitment and to make a Term Loan (the “Increasing Term Lenders”) and/or to increase its Delayed Draw Term Commitment and to make a Delayed Draw Term Loan (the “Increasing DDTL Lenders” and, collectively, with the Increasing Term Lenders, collectively, the “Increasing Lenders”) on the Second Amendment Effective Date (as defined below) by the amount set forth opposite such Increasing Lender’s name on such Annex under the caption “Additional Term Commitment” and/or “Additional Delayed Draw Term Commitment”, as applicable (collectively, the “Accordion Exercise”);
WHEREAS, in connection with the Accordion Exercise, it is a requirement that the Credit Agreement be modified as herein set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Increase of the Facilities.
1.1The Increase Effective Date for the Accordion Exercise shall be the Second Amendment Effective Date. On the Second Amendment Effective Date, the Term Facility shall be £270,000,000 and the Delayed Draw Term Facility shall be €215,000,000.
1.2Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment and the conditions and settlement procedures set forth in Section 2.16 of the Credit Agreement, each of the Increasing Term Lenders has agreed to increase its Term Commitment by, and make a Term Loan to the Parent Borrower on the Second Amendment Effective Date in, the amount set forth opposite such Increasing Term Lender’s name on Annex I hereto under the caption “Additional Term Commitment”.

1.3Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment and the conditions and settlement procedures set forth in Section 2.16 of the Credit Agreement, each of the Increasing DDTL Lenders has agreed to increase its Delayed Draw Term Commitment by, and make a Delayed Draw Term Loan to the Parent Borrower on the Second Amendment Effective Date in, the amount set forth opposite such Increasing DDTL Lender’s name on Annex I hereto under the caption “Additional Delayed Draw Term Commitment”.
1.4Attached hereto as Annex II is an amended and restated Schedule 2.01 to the Credit Agreement that reflects Term Facility Increase and the Delayed Draw Term Facility Increase contemplated hereby.
1.5Subject to the terms and conditions hereof, each of the undersigned hereby accepts and consents to the Accordion Exercise.
SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, the parties hereto hereby agree that the Credit Agreement is hereby as follows:
2.1Amendment of definitions. The following definitions appearing in Section 1.01 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:
    “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 1/2 of 1%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate,” (c) the Eurocurrency Rate plus 1.00% and (d) 1.00%. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change. Notwithstanding anything to the contrary contained herein or elsewhere, on and after the Second Amendment Effective Date, the Base Rate shall be determined without reference to the Eurocurrency Rate component thereof.
    “Base Rate Loan” means a Loan that bears interest based on the Base Rate. All Base Rate Loans shall be denominated in Dollars.
    “Delayed Draw Term Facility” means (a) at any time on or prior to the Delayed Draw Termination Date, the aggregate amount of the Delayed Draw Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Delayed Draw Term Loans of all Delayed Draw Term Lenders outstanding at such time. On the Second Amendment Effective Date the Delayed Draw Term Facility is €215,000,000.
    “Delayed Draw Term Loan” has the meaning specified in Section 2.01(c) and, unless the context requires otherwise, includes each loan made in connection with any increase in the Delayed Draw Term Facility pursuant to Section 2.16. For the avoidance of doubt, on and after the Second Amendment Effective Date, except to the extent required by Section 2.02(c), all Delayed Draw Term Loans shall be denominated in Euro.

    “Dollar Tranche Commitment” means, as to each Lender, its obligation to (a) make Dollar Tranche Loans pursuant to Section 2.01(b)(i) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding not to exceed the Dollar amount set forth opposite such Lender’s name on Schedule 2.01 under the caption “Dollar Tranche Commitment” or in the Assignment and Assumption or New Lender Joinder Agreement pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be increased by such Lender pursuant to Section 2.16 or otherwise adjusted from time to time in accordance with this Agreement; provided that so long as Dollar Tranche Loans may be requested as Loans that bear interest at a rate based on LIBOR, no Lender’s Dollar Tranche Commitment shall be increased pursuant to Section 2.16.
    “Term Facility” means (a) on or prior to the Closing Date, the aggregate amount of the Term Commitments at such time and (b) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time. On the Second Amendment Effective Date, the Term Facility is £270,000,000.
    “Term Loan” has the meaning specified in Section 2.01(a) and, unless the context requires otherwise, includes each loan made in connection with any increase in the Term Facility or any New Term Facility pursuant to Section 2.16. For the avoidance of doubt, on and after the Second Amendment Effective Date, except to the extent required by Section 2.02(c), all Term Loans shall be denominated in Sterling.
2.2Additional definitions. Section 1.01 of the Credit Agreement is hereby amended to include the following new defined terms in the appropriate alphabetical order:
    “First Amendment” means that certain First Amendment (LIBOR Transition), dated as of December 1, 2021, among the Parent Borrower and the Administrative Agent.
    “Second Amendment” means that certain Second Amendment to Fourth Amended and Restated Credit Agreement, dated as of April 19, 2022, among the Parent Borrower, each of the Lenders and L/C Issuers party thereto, and the Administrative Agent.
    “Second Amendment Effective Date” has the meaning specified in the Second Amendment.
    “Successor Rate Amendment Effective Date” means the date, if any, on which (a) a Successor Rate Amendment entered into by the Administrative Agent and the Parent Borrower for the purpose of replacing LIBOR for Dollar denominated Loans has become effective pursuant to Section 3.03 and (b) the Successor Rate adopted pursuant to such amendment applies to all Dollar denominated Loans.
2.3Section 2.01(c). Section 2.01(c) of the Credit Agreement is hereby amended by add a paragraph (iii) at the end of such section that reads as follows:
For the avoidance of doubt, notwithstanding the foregoing, on and after the Second Amendment Effective Date, no Delayed Draw Term Loans denominated in Dollars shall be requested or made hereunder.

2.4Section 2.02(a). Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    (a) Each Term Borrowing, each Delayed Draw Term Borrowing, each Revolving Credit Borrowing, each conversion of Revolving Credit Loans from one Type to the other, and each continuation of Eurocurrency Rate Committed Loans shall be made upon the Parent Borrower’s (on its own behalf and on behalf of any Designated Borrower) irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephone notice must be confirmed promptly by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) two Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans denominated in Dollars or of any conversion of Eurocurrency Rate Committed Loans denominated in Dollars to Base Rate Loans, (ii) three Business Days (or four Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Committed Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Committed Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.04(c) and 2.05(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Parent Borrower is requesting a Term Borrowing, a Delayed Draw Term Borrowing, a Revolving Credit Borrowing, a conversion of Revolving Credit Loans from one Type to the other, or a continuation of Eurocurrency Rate Committed Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Revolving Credit Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, (vi) the Tranche and currency of any Revolving Credit Loans requested to be borrowed or continued, and (vii) the name of the Borrower (which shall be the Parent Borrower or a permitted Designated Borrower). If the Parent Borrower fails to specify a currency in a Loan Notice requesting a Revolving Credit Borrowing, then the Loan so requested shall be made in Dollars. If the Parent Borrower fails to specify a Tranche in a Loan Notice requesting a Revolving Credit Borrowing, then the Loan Notice shall be deemed to be a request for a Borrowing under the Dollar Tranche if the request is for a Borrowing in Dollars and the Alternative Currency Tranche if the request is for a Borrowing in an Alternative Currency. If the Parent Borrower fails to specify a Type of Loan in a Loan Notice requesting a Revolving Credit Borrowing or if the Parent Borrower fails to give a timely notice requesting a conversion or continuation of Revolving Credit Loans, then the applicable Revolving Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Committed Loans in their original currency with an Interest Period of one month. Any automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Committed Loans. If the Parent Borrower requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Committed Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency or in a different Tranche, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency or reborrowed in a different Tranche to the extent permitted herein. Notwithstanding anything to the contrary herein, (x) a Swing Line Loan may not be converted to a Eurocurrency Rate Loan and, except to the extent required by Section 2.02(c), (y) no Term Loan or Delayed Draw Term Loan may be converted to a Base Rate Loan and (z) on and after the Second Amendment Effective Date, this Section 2.02(a) shall remain subject to the provisions of the First Amendment with respect to Borrowings of Alternative Currency Loans and continuations of Alternative Currency Term Rate Loans.
2.5Section 2.02(c). Section 2.02(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
    (c)    Except as otherwise provided herein, a Eurocurrency Rate Committed Loan may be continued or converted only on the last day of an Interest Period for such Eurocurrency Rate Committed Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Eurocurrency Rate Committed Loans (whether in Dollars or any Alternative Currency) without the consent of the Required Revolving Lenders (in the case of any Revolving Credit Loans) or the Required Delayed Draw Term Lenders (in the case of any Delayed Draw Term Loans), as applicable, and the Required Revolving Lenders (in the case of any Revolving Credit Loans) or the Required Delayed Draw Term Lenders (in the case of any Delayed Draw Term Loans) may demand that any or all of the then outstanding Eurocurrency Rate Committed Loans under the applicable Facility denominated in an Alternative Currency be prepaid, or redenominated into Dollars and converted into Base Rate Loans in the amount of the Dollar Equivalent thereof, on the last day of the then current Interest Period with respect thereto. Once any such Loan is converted into a Base Rate Loan, unless and until the occurrence of the Successor Amendment Effective Date, such Loan shall remain a Base Rate Loan until prepaid or repaid in accordance with the terms of this Agreement.
2.6Section 2.16(a). Section 2.16(a) of the Credit Agreement is hereby amended by add a new sentence at the end of such section that reads as follows:
For the avoidance of doubt, notwithstanding the foregoing, on and after the Second Amendment Effective Date, (x) any increase of the Term Facility shall be in Sterling, (y) any increase of the Delayed Draw Term Facility shall be in Euro, and (z) unless and until the occurrence of the Successor Amendment Effective Date, any New Term Facility shall be in Sterling or Euro (and not Dollars) and there shall not be any increase in the Revolving Credit Facility.
2.7Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby replaced with the Schedule 2.01 attached hereto as Annex II.
SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the Second Amendment Effective Date; provided that each of the following conditions precedent shall have been satisfied or waived in writing as of such date:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed by the Company, the Administrative Agent, each Increasing Lender, each L/C Issuer and Lenders constituting Required Lenders.

(b)No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or would result from the Accordion Exercise.
(c)The representations and warranties contained in Section 4 of this Amendment are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification.
(d)The Administrative Agent shall have received a certificate of the Company dated as of the Second Amendment Effective Date signed by a Responsible Officer of the Company (x) certifying and attaching the resolutions adopted by the Company approving or consenting to this Amendment, including the Term Facility Increase and the Delayed Draw Term Facility Increase, and (y) before and after giving effect to the Accordion Exercise, (A) the representations and warranties contained in Article V of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, except to the extent that (1) such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (2) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification, and (3) for purposes of such certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement, and (B) no Default exists.
(e)All fees required to be paid to the Administrative Agent and the Bookrunners, for their own accounts or for the account of the Increasing Lenders, on or before the Second Amendment Effective Date shall have been paid.
(f)The Administrative Agent shall have received a favorable opinion of DLA Piper LLP (US), counsel to the Company, addressed to the Administrative Agent and each Lender, as to such customary matters concerning this Amendment as the Administrative Agent may reasonably request.
(g)Upon the reasonable request of any Lender made at least ten days prior to the Second Amendment Effective Date, the Parent Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the USA PATRIOT Act and the Beneficial Ownership Regulation, in each case at least five days prior to the Second Amendment Effective Date.
(h)The Administrative Agent shall have received a Loan Notice in accordance with the requirements of the Credit Agreement.
(i)There shall not have occurred any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which in the reasonable opinion of the Administrative Agent and the Increasing Term Lenders (in the case of the Term Loans) or the Increasing DDTL Lenders (in the

case of the Delayed Draw Term Loans), would make it impracticable for such Credit Extension to be denominated in Sterling or Euro, respectively.
SECTION 4. Representations and Warranties of Loan Parties. The Company represents and warrants to the Administrative Agent and each Lender that before and after giving effect to this Amendment and the Accordion Exercise:
(a)Each Loan Party has all requisite power and authority to execute, deliver and perform its obligations under, and consummate the transactions contemplated by, this Amendment.
(b)The execution, delivery and performance by each Loan Party of, and the consummation by each Loan Party of the transactions contemplated by, this Amendment have been duly authorized by all necessary corporate or other organizational action and do not and will not (i) contravene the terms of any of such Person's Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (x) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law.
(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, or for the consummation of the transactions contemplated by this Amendment.
(d)This Amendment has been duly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of each Loan Party, enforceable against each Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(e)The representations and warranties of each Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the Second Amendment Effective Date, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects as of such date after giving effect to such qualification, and (iii) for purposes of this Amendment, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(f)No Default exists or would result therefrom, including from the application of the proceeds of the Accordion Exercise.

SECTION 5. Ratification and Confirmation.
(a)Except as herein agreed, the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent, the L/C Issuers and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Credit Agreement and the other Loan Documents.
(b)This Amendment shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or a waiver of any Default or Event of Default under the Credit Agreement, whether or not known to the Administrative Agent, the Swing Line Lender, any of the L/C Issuers or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent, the Swing Line Lender, any of the L/C Issuers or any of the Lenders may now have or have in the future against any Person under or in connection with the Credit Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.
SECTION 6. Continuing Effect. The Loan Parties acknowledge and agree that this Amendment constitutes a Loan Document. From and after the Second Amendment Effective Date, each reference in the Credit Agreement to the “Credit Agreement”, “thereunder”, “thereof” or words of similar import shall mean and be a reference to the Credit Agreement after giving effect to the amendments and other modifications provided for or otherwise contemplated in this Amendment and as the Credit Agreement may in the future be amended, restated, supplemented or modified from time to time.
SECTION 7. Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8. Miscellaneous. This Amendment may be in the form of an Electronic Record (in “.pdf” form or otherwise) and may be executed using Electronic Signatures, which shall be considered as originals and shall have the same legal effect, validity and enforceability as a manually executed signature or the use of a paper-based recordkeeping system. This Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts shall be one and the same Amendment. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed Amendment which has been converted into electronic form (such as scanned into “.pdf” format), or an electronically signed Amendment converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any party without further verification and regardless of the appearance or form of such Electronic Signature and (ii) upon the request of any party, any Electronic Signature shall be promptly followed by such manually executed counterpart. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 9. Severability. Any provision of this Amendment held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or enforceability without affecting the legality, validity or enforceability of the remaining provisions hereof and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 10. Headings. Section headings in this Amendment are included for convenience of reference only and are not to affect the interpretation of this Amendment.
SECTION 11. Entire Agreement. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

PARENT BORROWER:		W. P. CAREY INC.

	By:	/s/ Mark J. Foresi
	Name:	Mark J. Foresi
	Title:	Executive Director
[Signature Page to WPC Second Amendment]

LENDERS:	BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

	By:	/s/ Michael W. Edwards
	Name:	Michael W. Edwards
	Title:	Senior Vice President
[Signature Page to WPC Second Amendment]

JPMORGAN CHASE BANK, N.A., as a Lender and an L/C Issuer

By:	/s/ Nora Skelton
Name:	Nora Skelton
Title:	Vice President
[Signature Page to WPC Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and an L/C Issuer

By:	/s/ Terrance Alewine
Name:	Terrace Alewine
Title:	Vice President
[Signature Page to WPC Second Amendment]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Craig Malloy
Name:	Craig Malloy
Title:	Director
[Signature Page to WPC Second Amendment]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Peter Ilovic
Name:	Peter Ilovic
Title:	Authorized Signatory
[Signature Page to WPC Second Amendment]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kimberly L. Feldman
Name:	Kimberly L. Feldman
Title:	Vice President
[Signature Page to WPC Second Amendment]

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Rebecca Liu Chabanon
Name:	Rebecca Liu Chabanon
Title:	Vice President
[Signature Page to WPC Second Amendment]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Brian Kelly
Name:	Brian Kelly
Title:	Senior Vice President
[Signature Page to WPC Second Amendment]

REGIONS BANK, as a Lender

By:	/s/ William Chalmers
Name:	William Chalmers
Title:	Senior Vice President
[Signature Page to WPC Second Amendment]

CITIZENS BANK, N.A., as a Lender

By:	/s/ Donald Woods
Name:	Donald Woods
Title:	SVP
[Signature Page to WPC Second Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Casey Ciccone
Name:	Casey Ciccone
Title:	Senior Vice President
[Signature Page to WPC Second Amendment]

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Sacha Boxill
Name:	Casey Ciccone
Title:	Director, Corporate Banking, US Real Estate, Gaming & Leisure
[Signature Page to WPC Second Amendment]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Kate Farley
Name:	Kate Farley
Title:	Authorized Signatory

[Signature Page to WPC Second Amendment]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Sabrina Washington
Name:	Sabrina Washington
Title:	Director

[Signature Page to WPC Second Amendment]

SIGNATURE BANK, as a Lender

By:	/s/ Alfred Quaye
Name:	Alfred Quaye
Title:	Senior Lender, VP
[Signature Page to WPC Second Amendment]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Taelitha Bonds-Harris
	Name:	Taelitha Bonds-Harris
	Title:	Assistant Vice President
[Signature Page to WPC Second Amendment]

ANNEX I
TO SECOND AMENDMENT

Lender	Additional Term Commitment	Additional Delayed Draw Term Commitment
Bank of America, N.A.	£18,000,000.00	€18,000,000.00
JPMorgan Chase Bank, N.A.	£18,000,000.00	€18,000,000.00
Wells Fargo Bank, N.A.	£18,000,000.00	€18,000,000.00
Barclays Bank PLC	£4,500,000.00	€4,500,000.00
Capital One, National Association	£9,000,000.00	€9,000,000.00
U.S. Bank National Association	£9,000,000.00	€9,000,000.00
BMO Harris Bank, N.A.	£6,500,000.00	€6,500,000.00
PNC Bank, National Association	£6,500,000.00	€6,500,000.00
Regions Bank	£9,500,000.00	€9,500,000.00
Citizens Bank, N.A.	£4,500,000.00	€4,500,000.00
Fifth Third Bank, National Association	£4,500,000.00	€4,500,000.00
The Bank of Nova Scotia	£4,500,000.00	€4,500,000.00
The Royal Bank of Canada	£4,500,000.00	€4,500,000.00
The Bank of New York Mellon	£3,000,000.00	€1,500,000.00

Total:	£120,000,000.00	€118,500,000.00

ANNEX II
TO SECOND AMENDMENT

(see attached)

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Term Commitment	Applicable Percentage (Term Facility)	Delayed Draw Term Commitment	Applicable Percentage (Delayed Draw Term Facility)
Bank of America, N.A.	£31,928,571.44	11.825396830%	€26,960,714.25	12.539867093%
JPMorgan Chase Bank, N.A.	£31,928,571.44	11.825396830%	€26,960,714.28	12.539867107%
Wells Fargo Bank, N.A.	£31,928,571.44	11.825396830%	€26,960,714.28	12.539867107%
Barclays Bank PLC	£4,500,000.00	1.666666667%	€12,082,142.86	5.619601330%
Capital One, National Association	£20,785,714.28	7.698412696%	€16,582,142.86	7.712624586%
U.S. Bank National Association	£20,785,714.28	7.698412696%	€16,582,142.86	7.712624586%
BMO Harris Bank, N.A.	£15,785,714.28	5.846560844%	€12,473,809.53	5.801771874%
PNC Bank, National Association.	£22,928,571.42	8.492063489%	€17,069,047.63	7.939091921%
Regions Bank	£18,785,714.28	6.957671956%	€15,473,809.53	7.197120712%
Citizens Bank, N.A.	£11,642,857.14	4.312169311%	€9,095,238.10	4.230343302%
Fifth Third Bank, National Association	£11,642,857.14	4.312169311%	€9,095,238.10	4.230343302%
The Bank of Nova Scotia	£11,642,857.15	4.312169315%	€9,095,238.10	4.230343302%
The Royal Bank of Canada	£11,642,857.15	4.312169315%	€9,095,238.10	4.230343302%
The Bank of New York Mellon	£20,500,000.00	7.592592593%	€5,176,190.47	2.407530451%
Signature Bank	£3,571,428.56	1.322751319%	€2,297,619.05	1.068660023%
Total	£270,000,000.00	100.000000000%	€215,000,000.00	100.000000000%

REVOLVING CREDIT COMMITMENTS

Lender	Revolving Credit Commitment	Applicable Percentage (Revolving Credit Facility)	Dollar Tranche Commitment	Alternative Currency Tranche Commitment*
Bank of America, N.A.	$167,142,857.14	9.285714287%	$50,341,419.59	$116,801,437.55
JPMorgan Chase Bank, N.A.	$167,142,857.14	9.285714287%	$50,341,419.58	$116,801,437.56
Wells Fargo Bank, N.A.	$167,142,857.14	9.285714287%	$50,341,419.58	$116,801,437.56
Barclays Bank PLC	$141,428,571.43	7.857142857%	$42,596,585.81	$98,831,985.62
Capital One, National Association	$141,428,571.43	7.857142857%	$42,596,585.81	$98,831,985.62
U.S. Bank National Association	$141,428,571.43	7.857142857%	$42,596,585.81	$98,831,985.62
BMO Harris Bank, N.A.	$111,428,571.43	6.190476190%	$111,428,571.43	$0.00
PNC Bank, National Association	$197,142,857.15	10.952380950%	$59,377,059.00	$137,765,798.15
Regions Bank	$111,428,571.43	6.190476190%	$33,560,946.39	$77,867,625.04
Citizens Bank, N.A.	$85,714,285.72	4.761904760%	$25,816,112.61	$59,898,173.11
Fifth Third Bank, National Association	$85,714,285.72	4.761904760%	$38,095,238.10	$47,619,047.62
The Bank of Nova Scotia	$85,714,285.71	4.761904763%	$85,714,285.71	$0.00
The Royal Bank of Canada	$85,714,285.71	4.761904763%	$85,714,285.71	$0.00
The Bank of New York Mellon	$68,571,428.57	3.809523810%	$68,571,428.57	$0.00
Signature Bank	$42,857,142.85	2.380952383%	$12,908,056.30	$29,949,086.55
Total	$1,800,000,000.00	100.000000000%	$800,000,000.00	$1,000,000,000.00

* Acceptable Alternative Currencies are Euro, Sterling, Canadian Dollars, Swedish Krona, Norwegian Krone, Danish Krone, Australian Dollars, Yen,
 Swiss Franc and Mexican Pesos